Exhibit 1(a)


                            _________ Preferred Securities

                           WASHINGTON WATER POWER CAPITAL I
                                  (a Delaware Trust)

                    __% Trust Originated Preferred Securities,(SM)
                                Series A ("TOPrS(SM)")
                  (Liquidation Amount of $25 Per Preferred Security)


                                UNDERWRITING AGREEMENT
                                ----------------------

                                              ___________, 199__

          MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
            as Representative of the several Underwriters
          Merrill Lynch World Headquarters
          North Tower
          World Financial Center
          New York, New York 10281

          Ladies and Gentlemen:

                    Washington Water Power Capital I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. SECTION 3801 et seq.), and
                                                            -------
          The Washington Water Power Company, a Washington corporation (the "Company" and, together with the Trust, the "Offerors") confirm their agreement (the "Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
          Section 11 hereof), for whom Merrill Lynch is acting as representative (in such capacity, Merrill Lynch shall


          ____________________

          (SM) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

          hereinafter be referred to as the "Representative"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of ___% Trust Originated Preferred Securities (liquidation amount of $25 per preferred security) of the Trust ("Preferred Securities") set forth in said Schedule A. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of _____________, ____, between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings described in the Prospectus (as defined herein) with respect to the Company's agreement pursuant to the Declaration (as defined herein) to pay all expenses relating to the administration of the Trust. In certain circumstances, the Trust may distribute Subordinated Debt Securities (as defined herein) to holders of the Preferred Securities. The Preferred Securities and the related Preferred Securities Guarantee are referred to herein as the "Securities".

                    The Offerors understand that the Underwriters propose to make a public offering of the Securities. The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of ___________________, ____, of the Company, and will be used by the Trust to purchase the $____________ of ____% Subordinated Debt Securities, Series A (the "Subordinated Debt Securities") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, dated as of __________, ____ (the "Declaration"), among the Company, as Sponsor, __________ and __________ (the "Regular Trustees") and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee) and as institutional trustee (the "Institutional Trustee" and, together with the Regular Trustees and the Delaware Trustee, the "Trustees"). The Subordinated Debt Securities will be issued pursuant to an indenture, dated as of _________, ____ (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (the "Debt Trustee").

                    Section 1.     Representations and Warranties of the
                                   -------------------------------------
                                   Offerors.
                                   --------

                    The   Offerors  jointly  and  severally  represent  and
          warrant to, and agree with, each of the several Underwriters that:

                    (a) The Offerors have carefully prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and have filed with the Commission, a registration statement on Form S-3 (File Nos. 333-______ and 333-_______) for the
               registration of $150,000,000 in aggregate amount of a combination of the Company's and the Trust's securities, including the Securities and the Subordinated Debt Securities, and such Registration Statement has become effective. A prospectus supplement setting forth the terms of the Preferred Securities and the Subordinated Debt
               Securities and of their sale and distribution (the "Prospectus Supplement") has been or will be so prepared and will be filed or transmitted for filing pursuant to Rule 424 under the Act. The Registration Statement (including exhibits) in the form in which it became effective, and as amended to the date hereof, is herein referred to as a "Registration Statement"; the prospectus included as a part of the Registration Statement, as such prospectus may have been amended to the date hereof, is hereinafter referred to as the "Basic Prospectus"; and the Basic Prospectus, as supplemented by the Prospectus Supplement, is herein referred to as the "Prospectus"; provided, however, that (i)
                                                --------  -------
               any reference herein to the terms "Registration Statement", "Basic Prospectus", "Prospectus" or "Prospectus Supplement" shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the Rules and Regulations, (ii) any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of the Prospectus pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference (all of such documents so incorporated by reference referred to in clause
               (i) above and this clause (ii) being hereinafter referred to as the "Incorporated Documents"), (iii) if any revised prospectus shall be provided to the Underwriters for use in connection with the offering of the Securities which differs from the prospectus on file with the Commission at the time the Registration Statement became effective, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use, and (iv) no prospectus supplement to the Basic Prospectus which relates to securities of the Company or the Trust other than the Securities or the Subordinated Debt Securities shall be deemed to be a part of the Basic Prospectus or the Prospectus. The Offerors qualify for use of Form S-3 for the registration of the securities.

                    (b) No order has been issued by the Commission preventing or suspending the use of any prospectus relating to the Securities; and the Registration Statement when it became effective, and the Prospectus and any amendment or supplement thereto, when filed or transmitted for filing with the Commission and at the Closing Time (as defined herein), complied or will comply in all material respects with the applicable provisions of the Act, the Trust
               Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable Rules and Regulations and did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Offerors make no
                           --------  -------
               representations or warranties as to (i) information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Offerors by any Underwriter, through the Representative, specifically for use in the preparation thereof or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-
               1) under the Trust Indenture Act.

                    (c) The Incorporated Documents, when they were filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and none of such documents included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any additional Incorporated Documents, when they are filed with the Commission, will comply in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the
                                         --------  -------
               Offerors make no representations or warranties as to information contained in or omitted from any such documents in reliance upon and in conformity with information furnished in writing to the Offerors by any Underwriter, through the Representative, specifically for use in the preparation thereof.

                    (d) The financial statements included in the Registration Statement and Prospectus present fairly the financial condition of the Company as of the dates indicated and the results of its operations and its cash flows for the periods indicated. Except as may be specifically mentioned in the Registration Statement and Prospectus, said financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Deloitte & Touche LLP, who has audited certain of said financial statements, are independent public accountants with respect to the Company as required by the Act and the Rules and Regulations.

                    (e) Except as set forth in or contemplated by the Prospectus, (i) since the date as of which information is given in the Prospectus there has not been any material adverse change in the condition of the Trust or the Company and its subsidiaries as a whole, financial or otherwise,
               (ii) since the date of the Prospectus there has not been any transaction entered into by the Trust or the Company or any subsidiary of the Company which is material to the Trust or to the Company and its subsidiaries as a whole other than transactions in the ordinary course of business, and (iii) none of the Trust or the Company or any of the subsidiaries of the Company has any contingent obligation which is material to the Trust or the Company and its subsidiaries as a whole.

                    (f) The Preferred Securities to be issued and sold by the Trust hereunder conform in all material respects, or will when issued so conform, to the description thereof in the Prospectus and have been, or when issued as contemplated hereby and in the Declaration will be, duly authorized and validly issued, and, when so issued will be, subject to the terms of the Declaration, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration. The issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                    (g) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, with power and authority to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Declaration. The Trust has no subsidiaries and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which qualification is required, except where the failure to so qualify would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus. The Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles. The Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                    (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Washington, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, to enter into and perform its obligations under this Agreement, the Declaration, the Indenture and each of the Guarantees and to purchase and hold the Common Securities, and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which qualification is required, except where the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                    (i) Each of Pentzer Corporation, Washington Irrigation & Development Company, WWP Energy Solutions, Inc. and WWP Resource Services, Inc. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

                    (j) The Indenture has been and will at the Closing Time be, duly authorized by the Company and qualified under the Trust Indenture Act and at Closing Time will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery thereby by the Debt Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, except to the extent the enforcement of the Indenture may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Indenture will conform in all material respects to the description thereof contained in the Prospectus.

                    (k) The Subordinated Debt Securities have been duly authorized, and when issued and delivered pursuant to this Indenture, and duly authenticated by the Debt Trustee pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, except to the extent the enforcement of the Subordinated Debt Securities may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Subordinated Debt Securities will conform in all material respects to the description thereof contained in the Prospectus.

                    (l) The Declaration has been and will at the Closing Time be, duly authorized by the Company and qualified under the Trust Indenture Act and at Closing Time will have been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery thereof by the Delaware Trustee and by the Institutional Trustee, the Declaration will, at Closing Time, be a valid and legally binding instrument enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent the enforcement of the Declaration may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Declaration will conform in all material respects to the description thereof contained in the Prospectus.

                    (m) Each of the Guarantee Agreements has been and will at the Closing Time be, duly authorized by the Company and, in the case of the Preferred Securities Guarantee, qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Guarantee Trustee (as appropriate), will constitute valid and legally binding instruments, enforceable against the Company in accordance with its terms, except to the extent enforcement of the Guarantee Agreements may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; each of the Guarantees and the Guarantee Agreements will conform in all material respects to the descriptions thereof contained in the Prospectus.

                    (n) The Common Securities to be issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus conform in all material respects, or will when issued so conform, to the description thereof in the Prospectus, and have been, or when issued as contemplated by the Declaration will be, duly authorized and validly issued and, when so issued, subject to the terms of the Declaration, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The issuance of the Common Securities is not subject to preemptive or other similar rights; and at Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (o) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

                    (p)  The Trust  is not in violation  of the Declaration
               or its certificate of trust, filed with the Secretary of State of the State of Delaware on November 4, 1996 (the "Certificate of Trust"). The execution, delivery and performance by the Company and the Trust of their respective obligations under this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debt Securities and the Guarantee Agreements and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder will not result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Trust is a party or by which the Company or the Trust is bound or which any of the property or assets of the Company or the Trust are subject, nor will such action result in any violation of the provisions of any statute or the Restated Articles of Incorporation, as amended, of the Company, or the Bylaws, as amended, of the Company or the Certificate of Trust or the Declaration or, to the best of the Company's and the Trust's knowledge, information or belief, any order, rule or regulation of any court or any federal or state regulatory authority or other governmental agency or body having jurisdiction over the Company or the Trust or any of their properties;

                    (q) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                    (r) The Company has filed or will file with the Washington Utilities and Transportation Commission, the California Public Utilities Commission, the Idaho Public Utilities Commission and the Public Utility Commission of Oregon appropriate applications and any required amendment or amendments thereto for orders authorizing the issuance and sale of the Preferred Securities Guarantee and the Subordinated Debt Securities on the terms set forth in or contemplated by this Agreement; and no other consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the offering, issuance or sale of the Common Securities, the Preferred Securities, Subordinated Debt Securities or the Guarantee Agreements hereunder or the consummation by the Company and the Trust of the other transactions contemplated by this Agreement, except such as have been, or will have been prior to the Closing Time, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

                    (s) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (t) None of the Offerors is and, after giving effect to the offering and sale of the Preferred Securities, will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                    Section 2.     Sale and Purchase.
                                   -----------------

                    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, at the price per security set forth in Schedule B hereto.


                    Section 3.     Delivery and Payment.
                                   --------------------

                    Certificates for the Preferred Securities will be delivered to the Representative for the accounts of the several Underwriters at the offices of Reid & Priest LLP, 40 West 57th Street, New York, N.Y., against payment of the purchase price therefor by certified or official bank check, payable to the order of the Trust in New York Clearing House funds or similar next day funds, at 10:00 A.M., New York time, on the date specified in Schedule B hereto (or if the New York and American Stock Exchanges and commercial banks in the City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as the Representative and the Offerors determine. The hour and date of such delivery and payment are hereinafter called the "Closing Time".

                    Certificates for the Preferred Securities shall be in definitive form and registered in such names and denominations as the Representative may request in writing not later than 10:00 A.M., New York time, on the second full business day prior to the Closing Time or, if no such instructions shall have been received by that time, in the names of the several Underwriters in such authorized denominations as the Offerors may determine.

                    The certificates for the Preferred Securities shall be delivered to the Representative through the facilities of the Depository Trust Company in New York, New York ("DTC") for the account of the Representative against payment of the purchase price therefor. For the purpose of expediting the checking and packaging of the certificates evidencing the Preferred Securities by the Representative on behalf of the several Underwriters, the Offerors agree to make such certificates available to the Representative for such purpose at the offices of DTC, not later than 2:00 P.M., New York time, on the first full business day prior to the Closing Date.

                    It is understood that the person, firm or corporation acting as the Representative, individually and not as the Representative of the several Underwriters, may (but shall not be obligated to) make payment to the Offerors on behalf of any Underwriter whose check shall not have been received by the Representative at the time of delivery of the Preferred Securities to be purchased by such Underwriter. No such payment by such person, firm or corporation shall relieve any such Underwriter of any of its obligations hereunder.

                    At the Closing Time, the Trust agrees to pay, or cause to be paid, a commission payable at such time to the Underwriters in an amount specified in Schedule B hereto by or certified or official bank check or checks payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated in New York Clearing House funds or other similar next day funds.


                    Section 4.     Covenants of the Offerors.
                                   -------------------------

                    Each of the Offerors jointly and severally covenant with each Underwriter:

                    (a) At the earliest practicable time after the execution of this Agreement, to file or transmit for filing the Prospectus Supplement with the Commission pursuant to Rule 424 of the Rules and Regulations and to notify the Representative by telephone promptly after the Prospectus Supplement has been so filed or transmitted for filing; and to notify the Representative by telephone, promptly after they shall receive notice thereof, of the time when any amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed with the Commission or transmitted for filing. The Company will timely file all documents required to be filed by the Company with the Commission pursuant to the Exchange Act subsequent to the effective date of the Registration Statement and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities. The Offerors will not file any amendment or supplement to the Registration Statement or the Prospectus to which the Representative shall reasonably object by notice to the Offerors after having been furnished with copies a reasonable time prior to filing.

                    (b) To give the Representative immediate advice, and to confirm the advice in writing, of any request received by the Offerors from the Commission for amendment of the Registration Statement or supplements to the Prospectus or for additional information with respect thereto, and of the institution by the Commission of any proceedings for, or any issuance by the Commission of, a stop order suspending the effectiveness of the Registration Statement, and to make every reasonable effort to prevent the issuance of any such stop order or to obtain the prompt withdrawal of any such stop order which may be issued.

                    (c)  To deliver to the Representative, at or before the
               Closing Time, one signed copy of the Registration Statement as initially filed and of each amendment thereto including all exhibits filed therewith or incorporated therein by reference and not previously furnished and of the Incorporated Documents and to furnish to the Representative upon request, at the earliest practicable time following the filing thereof, such number of conformed copies of the Registration Statement as initially filed and of each amendment or supplement thereto without exhibits for each of the Underwriters.

                    (d)  To furnish the  Underwriters through  or upon  the
               order of the Representative, with copies of the Prospectus in such quantities as the Representative may from time to time reasonably request, and if the delivery of a Prospectus is required at any time prior to the expiration of nine months after the effective date of the Registration Statement and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act, promptly to notify the Representative and upon request of the Representative to amend or supplement the Prospectus by either (i) preparing and furnishing without charge to each Underwriter and to any dealer in securities, upon the order of the Representative, as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to be attached to or furnished with the Prospectus or (ii) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act, which, in the case of both clauses (i) and (ii), will correct such statement or omission or effect such compliance, provided that should such event relate solely to activities of any Underwriter, then such Underwriter shall assume the expense of preparing and furnishing any such amendment or supplement.

                    (e)  To  make   generally  available  to   the  Trust's
               security holders, as promptly as may be practicable, an earning statement of the Company in reasonable detail (which need not be audited) covering a period of twelve consecutive months beginning on the first day of the month next succeeding the date upon which the Prospectus Supplement is filed or transmitted for filing pursuant to Rule 424 under the Act, which earnings statement shall satisfy the requirements  of  Section 11(a)  of  the  Act  and Rule  158 thereunder.

                    (f) During a period of five years from the date of this Agreement, to deliver to the Representative and, upon request, to each of the other Underwriters, a copy of each annual and interim report of the Company to its stockholders, and to deliver to the Representative quarterly balance sheets and statements of income and retained earnings (which need not be audited) and annual balance sheets and statements of income and retained earnings (which shall be audited) of the Company, and copies of all such documents, reports and information as shall be of general interest which shall be furnished by the Company to its stockholders. To the extent the accounts of the Company and its subsidiaries are consolidated, such financial statements shall be furnished on a consolidated basis.

                    (g) To cooperate with the Representative in qualifying the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representative may reasonably designate; provided, however, that none of the Offerors shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to comply with any other requirement reasonably deemed by either of them to be unduly burdensome. The Offerors will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request, but in no event beyond the last day of the calendar month in which the first anniversary of the date of this Agreement shall fall.

                    (h) To use all reasonable efforts to effect the listing of the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) on the New York Stock Exchange.

                    (i) During the period beginning from the date of this Agreement and continuing for a period of thirty (30) days from the date of this Agreement, not to sell, offer to sell, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or Subordinated Debt Securities or any other securities substantially similar to the Subordinated Debt Securities or the Preferred Securities (except for the Subordinated Debt Securities and the Preferred Securities) without the prior consent of the Representative; provided, however, that nothing herein shall be deemed to restrict the offer or sale by the Company of any debt issued under its Mortgage and Deed of Trust, dated as of June 1, 1939, from the Company to Citibank, N.A., as trustee.


                    Section 5.     Payment of Expenses.
                                   -------------------

                    The Company will pay all expenses incident to the performance of each Offerors' obligations under this Agreement, including, but not limited to, (i) the preparation and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants, (iv) the qualification of the Securities and the Subordinated Debt Securities under securities laws in accordance with the provisions of Section 4(g) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky survey and any legal investment survey, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any Blue Sky survey and any legal investment survey, (vii) the fee, if any, of the National Association of Securities Dealers, Inc., (viii) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Subordinated Debt Securities, (ix) the fees and expenses of the Institutional Trustee, the Delaware Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Institutional Trustee in connection with the Declaration and the Certificate of Trust, (x) any fees payable in connection with the rating of the Preferred Securities and the Subordinated Debt Securities, (xi) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Subordinated Debt Securities on the New York Stock Exchange, (xii) the cost and charges of any transfer agent or registrar, and (xiii) the cost of qualifying the Preferred Securities with DTC.

                    If this Agreement is terminated by the Representative in accordance with the provisions of Section 6 or Section 10 hereof, the Company shall reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel for the Underwriters), but not exceeding
          [$         ], reasonably incurred by them in contemplation of the
          performance of this Agreement. In no event shall the Company or the Trust be liable to any Underwriter for damages for loss of anticipated profits from the transactions contemplated by this Agreement.


                    Section 6.     Conditions of Underwriters'
                                   ---------------------------
                                   Obligations.
                                   -----------

                    The obligations of the several Underwriters shall be subject (i) to the accuracy, at and as of the Closing Time, of the representations and warranties of the Offerors herein contained, (ii) to the performance by the Offerors of their obligations hereunder as are to be performed at or prior to the Closing Time, and (iii) to the following further conditions:

                    (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued prior to the Closing Time; no proceedings for that purpose shall have been initiated or be pending before, or to the knowledge of the Offerors or the Representative contemplated by, the Commission at the Closing Time; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representative.

                    (b) At or before 1:00 P.M., New York time, on the second business day following the date of this Agreement, or at such later time and date as may be agreed upon in writing by the Representative, there shall have been issued, and at the Closing Time there shall be in full force and effect, appropriate orders of the Washington Utilities and Transportation Commission, the California Public Utilities Commission, the Idaho Public Utilities Commission and the Public Utility Commission of Oregon permitting the issuance and sale of the Preferred Securities Guarantee and the Subordinated Debt Securities on the terms herein set forth or contemplated, and containing no provision reasonably unacceptable to the Representative (it being understood that no such order in effect on the date of this Agreement contains any such unacceptable provision).

                    (c) At the Closing Time, the Representative shall have received from Paine, Hamblen, Coffin, Brooke & Miller LLP, of Spokane, Washington, general counsel for the Company , an opinion, dated as of the Closing Time, substantially in the form of Exhibit 1 hereto.

                    (d) At the Closing Time, the Representative shall have received from Reid & Priest LLP, of New York, New York, counsel for the Offerors, an opinion, dated as of the Closing Time, substantially in the form of Exhibit 2 hereto.

                    (e) At the Closing Time, the Representative shall have received from Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, an opinion, dated as of the Closing Time, substantially in the form of Exhibit 3 hereto.

                    (f) At the Closing Time, the Representative shall have received from Richards, Layton & Finger, P.A., counsel to Wilmington Trust Company, as Institutional Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreement, an opinion, dated as of the Closing Time, substantially in the form of Exhibit 4 hereto.

                    (g) At the Closing Time, the Representative shall have received the opinion of Sullivan & Cromwell, New York, New
               York, counsel for the several Underwriters, in form and substance satisfactory to the Representative with respect to the incorporation and legal existence of the Company, the formation and legal existence of the Trust, the Preferred Securities, the Indenture, the Preferred Securities Guarantee Agreement, this Agreement, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require.

                    In  rendering  such opinions,  Reid  &  Priest LLP  and
          Sullivan & Cromwell may assume the conclusions of Delaware law relating to the Trust, the Preferred Securities and the
          Declaration set forth in the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Offerors, which shall be delivered in accordance with Section 6(e) hereto, and as to the incorporation of the Company and as to all other matters of Washington, California, Idaho, Montana or Oregon law, may assume the conclusions set forth in the opinion of Paine, Hamblen, Coffin, Brooke & Miller LLP which shall be delivered in accordance with Section 6(c) hereto.

                    (h) At the Closing Time, the Representative shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, substantially to the effect set forth in
               Exhibit 5 hereto.

                    (i) At the Closing Time, the Preferred Securities shall be rated in one of the four highest rating categories for long term debt ("Investment Grade") by any nationally recognized statistical rating agency (as defined for purposes of Rule 436(g) under the Act), and the Trust shall have delivered to the Representative a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Representative, confirming that the Preferred Securities and the Subordinated Debt Securities have Investment Grade ratings.

                    (j) At the Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                    (k) At the Closing Time, the Representative shall have received certificates, dated the Closing Time, from the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of the Company and from a Regular Trustee of the Trust, to the effect that, to the best of his knowledge based on a reasonable investigation:

                         (i) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                         (ii) except as set forth in or contemplated by the
                    Prospectus, (A) since the date of the Prospectus there has not been any material adverse change in the condition of the Trust or the Company and its subsidiaries as a whole, financial or otherwise, or in the business prospects of the Company and its subsidiaries as a whole (B) since the date of the Prospectus there has not been any transaction entered into by the Trust or the Company or any subsidiary of the Company which is material to the Trust or the Company and its subsidiaries as a whole other than transactions in the ordinary course of business, and
                    (C) none the Trust or the Company or any subsidiaries of the Company has any contingent obligation which is material to the Trust or the Company and its subsidiaries as a whole; and

                         (iii)  the representations  and warranties  on the
                    part of the Company and the Trust contained in this Agreement are true and correct as if made on and as of the Closing Time, and the Trust and the Company have in all material respects complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Time.

                    (l) At or prior to the Closing Time, the Offerors shall have furnished to the Representative such further certificates as the Representative shall reasonably request.

                    The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative.

                    If any condition specified in this Section shall not have been fulfilled, this Agreement may be terminated by the Representative without liability of any party to any other party, except for the obligation of the Company to pay certain expenses to the extent provided in Section 5 hereof and except for any liability under Sections 8 and 9 hereof.


                    Section 7.     Conditions of Offerors'
                                   -----------------------
                                   Obligations.
                                   -----------

                    The obligations of the Offerors to sell and deliver the Securities and such of the other obligations of the Offerors hereunder as are to be performed by them at or prior to the Closing Time shall be subject to the following conditions:

                    (a) At the Closing Time no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall be pending before, or to the knowledge of the Offerors or the Representative contemplated by, the Commission.

                    (b)  At  or before  1:00 P.M.,  New York  time, on  the
               second business day following the date of this Agreement, or at such later time and date as may be agreed upon in writing by the Offerors, there shall have been issued, and at the Closing Time there shall be in full force and effect, appropriate orders of the Washington Utilities and Transportation Commission, the California Public Utilities Commission, the Idaho Public Utilities Commission and the Public Utility Commission of Oregon permitting the issuance and sale of the Preferred Securities, the Preferred Securities Guarantee and the Subordinated Debt Securities on the terms herein set forth or contemplated, and containing no provision reasonably unacceptable to the Offerors (it being understood that no such order in effect on the date of this Agreement contains any such unacceptable provision).

                    If any of the conditions specified above in this Section shall not have been fulfilled, this Agreement may be terminated by the Offerors without liability on the part of any party to any other party, except for the obligation of the Offerors to pay certain expenses to the extent provided for in
          Section 5 hereof and except for any liability under Sections 8 and 9 hereof.

                    Section 8.     Indemnification.
                                   ---------------

                    (a)  The   Offerors  agree  to  jointly  and  severally
               indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

                         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus or the Prospectus (or any amendment or supplement thereto), including the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading;

                         (ii) against any and  all loss, liability,  claim,
                    damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                         (iii) against any and all expenses whatsoever incurred (including, subject to Section 8(c) hereof, the fees and disbursements of counsel chosen by the Representative) reasonably incurred, in investigating, preparing or defending against any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

               provided, however, that this indemnity agreement shall not
               --------  -------
               apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust or the Company by any Underwriter through the Representative specifically for use in the Registration Statement (or any amendment thereto), the Basic Prospectus or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further,
                                                     --------  -------
               that, insofar as it relates to the Basic Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter on account of any loss, liability, claim, damage or expense whatsoever (or actions in respect thereof) arising from the sale of Securities by such Underwriter to any person if a copy of the Prospectus shall not have been sent or given to such person with or prior to the written confirmation of the sale involved to the extent that the Prospectus, if so sent or delivered, would have cured the defect in the Basic
               Prospectus giving rise to such loss, liability, claim, damage or expense; and provided, further, that if, at any
                                      --------  -------
               time  after  the  date  of  filing  the  Prospectus  or  any amendment or supplement to the Prospectus with the Commission, any event shall have occurred as a result of which the Prospectus as then amended or supplemented ("Current Prospectus") would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, and if the Offerors shall have furnished to any Underwriter copies of an amended Prospectus ("amended Prospectus") or of a supplement to be attached to or furnished with the current Prospectus ("Supplement"), to which the Representative shall not have objected pursuant to Section 4(a) hereof, for delivery in connection with offers and sales of the Securities, the indemnity agreement contained in this Section 8, insofar as it relates to the current Prospectus, shall not inure to the benefit of such Underwriter on account of any loss, liability, claim, damage or expense (or actions in respect thereof) arising from the sale of Securities by such Underwriter to any person subsequent to the time such copies have been so furnished to such Underwriter, if a copy of the amended Prospectus or the Supplement, as the case may be, shall not have been sent or given to such person with or prior to the written confirmation of the sale involved, to the extent that the amended Prospectus or the Supplement, if so sent or delivered, would have cured the defect in the current Prospectus giving rise to such loss, liability, claim, damage or expense.

                    (b) The Company agrees to indemnify the Trust against any and all loss, liability, claim, damage and expense whatsoever, as incurred and as due from the Trust under
               Section 8(a) hereof.

                    (c)  Each Underwriter severally agrees to indemnify and
               hold harmless the Offerors, their directors, trustees, each of their officers and trustees who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 under the Act against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions made in the Registration Statement (or any amendment thereto), the Basic Prospectus or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use in the Registration Statement (or any amendment thereto), the Basic Prospectus or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                    (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.


               Section 9.     Contribution.  In order to provide for just
                              ------------
          and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Offerors and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Offerors and one or more of the Underwriters, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other from the offering of the Securities from which such loss, liability, claim, damage or expense relates and the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Company bear to the total underwriting discounts and commissions received by the Underwriters in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Trust and the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters to contribute are several in proportion to their respective underwriting obligations with respect to the Preferred Securities and not joint. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 under the Act shall have the same rights to contribution as such Underwriter and each director of the Company, each Trustee of the Trust, each officer of the Company and each Trustee of the Trust who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 under the Act shall have the same rights to contribution as the Offerors.


                    Section 10.    Termination.
                                   -----------

                    (a) The Representative shall have the right to terminate this Agreement by giving the notice hereinafter specified at any time at or prior to the Closing Time if (i) trading in securities generally on the New York Stock Exchange shall have been generally suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York authorities, (iii) there is the outbreak of major hostilities or the major escalation of existing hostilities so as to result in major hostilities, or the declaration by the United States of a national emergency or war, or other national or international calamity or crisis, or (iv) there shall have occurred any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as that term is defined for purposes of Rule 436 under the Act) or any such organization shall have publicly announced or shall have informed the Company that it has placed any of the Company's outstanding debt securities or preferred stock on what is commonly termed a "watch list" for possible downgrading; provided, however, that in the case of any event described in clause (iii) or clause (iv) above, the effect of such event, in the reasonable judgment of the Underwriters, shall be to make it impracticable or inadvisable to market and sell the Securities, or to enforce contracts for the sale of the Securities, upon the terms specified in the Prospectus.

                    (b) If the Representative elects to terminate this Agreement as provided in this Section, the Company and each Underwriter shall be notified promptly by the Representative by telephone or telegram, confirmed by letter.


                    Section 11.    Substitution of Underwriters.
                                   ----------------------------

                    (a) If any Underwriter or Underwriters shall fail to take up and pay for the number of Preferred Securities agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Preferred Securities in accordance with the terms hereof, and the aggregate number of Preferred Securities which such defaulting Underwriter or Underwriters so fail to purchase does not exceed 10% of the aggregate number of Preferred Securities agreed to be purchased hereunder, the Representative shall have the right to postpone the time for delivery of the Preferred
               Securities as hereinafter provided but the remaining Underwriters shall be obligated severally and not jointly, in proportion to their respective purchase obligations hereunder or in such proportions as may be agreed upon among them, to take up and pay for, at the Closing Time, the number of Preferred Securities which the defaulting Underwriters agreed but failed to purchase; or

                    (b) If the aggregate number of Preferred Securities which such defaulting Underwriter or Underwriters so fail to purchase exceeds 10% of the aggregate number of Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                    (c) If it shall be arranged for the remaining Underwriters or substituted purchasers to take up the Preferred Securities of the defaulting Underwriter or Underwriters as provided in Section 11(a) hereof, (i) the Representative or the Offerors shall have the right to postpone the Closing Time for a period of not more than seven full business days from the date specified in Section 3 hereof in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Offerors agree promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective number of Preferred Securities to be purchased by the remaining Underwriters or substituted purchasers shall be taken as the basis of their respective purchase obligations for all purposes of this Agreement.

                    (d) Nothing contained in this Section 11 or elsewhere in this Agreement shall relieve any defaulting Underwriter of its liability to the Offerors for damages occasioned by its default hereunder.

                    (e) The term "Underwriter" as used in this Agreement shall refer to and include any purchaser substituted under this Section 11 with like effect as if such substituted purchaser had originally been named in Schedule A annexed hereto.


                    Section 12.    Representations to Survive
                                   --------------------------
                                   Delivery.
                                   --------

                    All representations and warranties contained herein or in certificates delivered pursuant hereto and all covenants and agreements herein not fully performed before delivery of the Preferred Securities to the Underwriters shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Offerors, and shall survive delivery of the Preferred Securities to the Underwriters.


                    Section 13.    Notices.
                                   -------

                    Except as provided herein, all communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201,
          Attention: Russell Robertson, Senior Managing Director; notices to the Trust or the Company shall be directed to them at The Washington Water Power Company, 1411 East Mission Avenue, Spokane, Washington, 99202, Attention: Treasurer.


                    Section 14.    Successors.
                                   ----------

                    This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 8 and 9 any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. The term "successor" shall not include any purchaser of Securities merely because of such purchase.


                    Section 15.    Governing Law and Time.
                                   ----------------------

                    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.


                    Section 16.    Counterparts.
                                   ------------

                    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                    Section 17.    Representative to Act for the Several
                                   -------------------------------------
                                   Underwriters.
                                   ------------

                    The Representative will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters. The Repre-sentative represents that it has been authorized to execute this Agreement by the several Underwriters named in Schedule A hereto.

                    If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                                   Very truly yours,

                                   THE WASHINGTON WATER POWER COMPANY



                                   By---------------------------------
                                     Title:




                                   WASHINGTON WATER POWER CAPITAL I



                                   By---------------------------------
                                     Title:  Regular Trustee


          CONFIRMED AND ACCEPTED,
            as of the date first above written:

          MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith
               Incorporated



          By--------------------------------------
               Authorized Signatory

          For itself and as Representative of the other
          Underwriters named in Schedule A hereto.

                                      SCHEDULE A


                                                               Number
               Name of Underwriter                          of Securities
               -------------------                          -------------

          Merrill Lynch, Pierce, Fenner & Smith
            Incorporated . . . . . . . . . . . .

          Total . . . . . . . . . . . . . . . . .

                                                                 SCHEDULE B



                              INFORMATION REGARDING THE
                      PREFERRED SECURITIES AND THE SALE THEREOF
                      -----------------------------------------



          1.   Title of Preferred Securities:
               -----------------------------

          2.   Registration Statement Nos.:  333-______ and 333-______
               ----------------------------

          3.   Aggregate Number of Securities:
               ------------------------------

          4.   Stated Value of Securities:  $25 per security or $_________
               --------------------------
               total

          5.   Price Per Security to be Paid to Company:  $___, plus
               ----------------------------------------
               accrued distributions, if any, from the date of issuance.

          6.   Initial Public Offering Price per Security:
               ------------------------------------------

          7.   Closing Time:
               ------------

          8.   Compensation Payable to Underwriters:
               ------------------------------------

                                                                 EXHIBIT 1

            FORM OF OPINION OF PAINE, HAMBLEN, COFFIN, BROOKE & MILLER LLP

          ________________, 199___

          [Names and Addresses of Underwriters]

          Dear Sirs:

               This opinion is being delivered to you pursuant to Section 6(d) of the Underwriting Agreement, dated _________, 1996 (the "Underwriting Agreement"), among you as Representative of the Underwriters and The Washington Water Power Company, a Washington corporation (the "Company"), and Washington Water Power Capital I, a statutory business trust created under the Business Trust Act of the State of Delaware (the "Trust"), relating to (i) the issuance and sale by the Trust to the Underwriters of $___________________ in aggregate liquidation amount of _____% Trust Originated Preferred Securities (liquidation amount of $25 per Preferred Security) (the "Preferred Securities"), issued pursuant to the Declaration and guaranteed pursuant to the Preferred Securities Guarantee Agreement, dated as of __________, by and between the Company, as guarantor, and Wilmington Trust Company, as preferred guaranty trustee, and (ii) the related issuance and sale by the Company to the Trust of $___________ in aggregate principal amount of Junior Subordinated Deferrable
          Interest Debentures, ____% Series due ____ (the "Subordinated Debt Securities"), to be issued under an Indenture, dated as of ____________________, by and between the Company and Wilmington Trust Company as trustee (the "Debt Trustee").

               Capitalized  terms used  herein  but not  otherwise  defined herein shall have the meaning ascribed to them in the Underwriting Agreement. The Declaration, the Indenture (including the Officer's Certificate establishing the terms of the Subordinated Debt Securities), the Subordinated Debt Securities and the Guarantee Agreements are sometimes collectively referred to herein as the "Company Documents".

               In connection with rendering this opinion, we have examined, or are generally familiar with, the following: (a) the Restated Articles of Incorporation, as amended, and the Bylaws, as amended, of the Company; (b) the Underwriting Agreement; (c) the Company Documents; (d) the Preferred Securities; (e) the Common Securities; (f) a Certificate of Existence/Authorization issued by the Secretary of State of Washington, a Certificate of Corporate Status issued by the Secretary of State of Idaho, a Certificate of Authorization issued by the Secretary of State of Montana, a Certificate of Authorization issued by the Secretary of State of Oregon, and a Certificate of Status of Foreign Corporation issued by the Secretary of State of California; (g) the orders of the Washington Utilities and Transportation Commission (the "WUTC"), the California Public Utilities Commission (the "CPUC"), the Idaho Public Utilities Commission (the "IPUC") and the Public Utility Commission of Oregon (the "OPUC"); (h) the registration statement (File Nos. 33-____ and 33-____) (the "Registration Statement") filed by the Company and the Trust with the Securities and Exchange Commission (the "SEC") for the registration under the Securities Act of 1933, as amended (the "Act"), of $150,000,000 in aggregate amount of the Trust's and the Company's securities and for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") of the Indenture, the Declaration and the Guarantee Agreements, together with all exhibits thereto, which Registration Statement, we are advised, became effective on ________________; (i) the final prospectus relating to the Securities and the prospectus supplement dated _______________, relating to the Securities and filed with the SEC pursuant to Rule 424 under the Act (collectively, the "Prospectus"); (j) the Incorporated Documents, which are incorporated by reference in the Registration Statement and the Prospectus, consisting of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "10-K"), the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1996 and June 30, 1996 and September 30, 1996 (the "10-Q's"), and the June 28, 1996 Form 8-K (the "8-K")in each case, together with all exhibits thereto; and (k) the records of various corporate and other proceedings relating to the authorization of the Underwriting Agreement and the Company Documents. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion.

               As to various questions of fact (but not as to the legal conclusions contained therein) material to the opinions set forth below, in rendering such opinions we have relied, with your permission, upon certificates of public officials, certificates of officers or other employees of the Company, representations contained in the Underwriting Agreement, the Company Documents and related documents, and other oral or written assurances by officers or other employees of the Company.

               We are  general counsel  to  the Company  and the  following subsidiaries: WP Laboratories, Inc., WWP Energy Solutions, Inc., WWP Resource Services, Inc., WP International, Inc., Washington Irrigation and Development Company, and WP Finance Co. In such capacity, we represent the Company and such subsidiaries on various matters referred to us by them, but not on all matters. We do not serve as counsel to other direct or indirect subsidiaries and affiliates of the Company (including the Trust) and, as to various questions relating to the activities of such subsidiaries and affiliates, we further have relied upon certificates of officers thereof and assumed or otherwise based this opinion upon legal conclusions set forth in opinions of counsel thereto.

               We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the due authorization, execution and delivery of all documents by all parties thereto other than the Company.

               As used in this opinion, the expression "to the best of our knowledge" with reference to matters of fact means that, after an examination of the documents made available to us by the Company and after inquiries of officers or employees of the Company, we find no reason to believe that the opinions expressed herein are factually inaccurate; but beyond that, we have not made an independent factual investigation for the purpose of rendering this opinion.

               Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

               (1)(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington, is duly qualified to do business and in good standing as a foreign corporation under the laws of the States of California, Idaho, Montana and Oregon, and has adequate corporate powers and has all material required approvals and authorizations to own, lease and operate its properties and to transact an electric and/or gas public utility business in such States as described in the Registration Statement, the Prospectus and the Incorporated Documents. The Company has adequate corporate powers to execute and deliver, and perform its obligations under, the Underwriting Agreement and the Company Documents.

               (b) Each of the Company's following subsidiaries, Pentzer Corporation, WWP Energy Solutions, Inc., WWP
               Resource Services, Inc., and Washington Irrigation & Development Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington.

               (2) The WUTC, CPUC, IPUC and OPUC have entered appropriate orders authorizing the issuance and sale by the Company of the Subordinated Debt Securities and the
               Preferred Securities Guarantee on the terms set forth or contemplated in such orders; each of such orders, to the best of our knowledge, remain in full force and effect on the date of this opinion; and no further approval, authorization, consent or other order of, or filing with, any governmental agency of the States of Washington, California, Idaho, Montana and Oregon is legally required for the authorization of the issuance and sale by the Company of the Subordinated Debt Securities or in order for
               (A) the Company Documents to constitute valid and binding obligations of the Company or (B) the Preferred Securities and the Common Securities to be validly issued by the Trust.

               (3) The Underwriting Agreement and the Company Documents have been duly authorized, executed and delivered by the Company.

               (4) The execution, delivery and performance by the Company of its obligations under the Underwriting Agreement and the Company Documents, and the issuance and sale by the Company of the Subordinated Debt Securities, will not (A) breach or violate the Company's Restated Articles of Incorporation, as amended, or Bylaws, as amended, or (B) breach or violate, or constitute a default under, (i) any order of any court or governmental agency of such States having jurisdiction over the Company or any of its properties which is material to Company or (ii) any contract, indenture, mortgage, agreement or other instrument for borrowed money to which the Company is a party or to which any of its properties is subject and which is listed as an Exhibit to the 10-K, except that we express no opinion as to any such contract, indenture, mortgage, agreement or other instrument which is addressed in the separate opinion to you of Reid & Priest LLP.

               (5) Except as described in the Registration Statement, the Prospectus or the Incorporated Documents, to the best of our knowledge, there are no legal or governmental proceedings, either pending or overtly threatened in writing, which arise out of the operations of the Company in the States of Washington, California, Idaho, Montana or Oregon to which the Company is a party or to which the Company or any of its properties are subject and which are material to the Company, other than ordinary, routine legal or governmental proceedings incidental to the kind of business conducted by the Company.

               (6) The descriptions of legal or governmental proceedings contained in Item 1 (Note 2) of the 10-Q's and in Item 14 (Note 14) of the 10-K are fair and accurate descriptions thereof in all material respects.

               As  noted above, we are  general counsel to  the Company and certain of its subsidiaries and we represent them on various, but not all, matters. Our involvement in the preparation of the Registration Statement, the Prospectus and the Incorporated Documents was limited to generally reviewing drafts thereof prepared by the Company or other counsel to the Company and to participating in the conferences referred to below. However, we have not been engaged to make the ultimate determination of materiality for purposes of, or to determine the wording and degree of disclosure contained in, the Registration Statement, the Prospectus or the Incorporated Documents; we have not been engaged to advise the Company with respect to compliance with securities laws; and we have not otherwise acted as securities law counsel to the Company.

               Accordingly, in such capacity during the course of the preparation by the Company of the Registration Statement, the Prospectus and the Incorporated Documents, we have participated in conferences with certain officers and other employees of the Company, with other counsel for the Company, with you and your counsel, and with Deloitte & Touche LLP, the independent certified public accountants who examined the financial statements included in the Registration Statement, the Prospectus and the Incorporated Documents, but we have made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement, the Prospectus or the Incorporated Documents, and we take no responsibility therefor, except insofar as such information relates to us.

               The nature and extent of our engagement by the Company and our participation in the above-mentioned conferences, as described above, would not necessarily be adequate to bring to our attention all matters which could be deemed material or to enable us to make a valid assessment of the materiality of such matters as were brought to our attention or of the wording and degree of disclosure contained in the Registration Statement, the Prospectus or the Incorporated Documents.

               However, during the course of our examination of the Registration Statement, the Prospectus and the Incorporated Documents and our participation in the above-mentioned conferences, nothing came to our attention which gives us reason to believe that, when the Registration Statement became effective, the Registration Statement, the Prospectus and the Incorporated Documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus, as then amended or supplemented, and the Incorporated Documents contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief as to any financial statements or other financial or statistical information, data or computations contained in the Registration Statement, the Prospectus or the Incorporated Documents, as to any statements contained in the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act with respect to the Debt Trustee, the Institutional Trustee and the Guaranty Trustee, or as to any portions of the Registration Statement or the Prospectus other than the sections entitled "The Washington Water Power Company" and "Use of Proceeds" and Part II of the Registration Statement.

               The opinions expressed above are limited to the laws of the States of Washington, California, Idaho, Montana and Oregon
          (excluding therefrom principles of conflicts of laws, state securities or blue sky laws, and laws of political subdivisions of such States). This opinion is limited to the opinions and confirmations expressed above, and no additional opinions or confirmations are to be implied or inferred. Without limiting the generality of the foregoing, it is specifically understood that we express no opinion or confirmation as to (i) whether the Underwriting Agreement, the Company Documents or related documents constitute legal, valid and binding obligations, enforceable in accordance with their terms, (ii) whether the Preferred Securities or the Common Securities have been validly issued, or (iii) the tax treatment or other description of the Securities, the Subordinated Securities or related documents contained in the Registration Statement and Prospectus.

               This opinion is being delivered as of this date solely in connection with the issuance and sale of the Preferred Securities and the related issuance and sale of the Subordinated Debt Securities for the benefit of the addressees hereof. Wilmington Trust Company, as Debt Trustee under the Indenture, is hereby also authorized to rely upon this opinion in connection therewith as if it were addressed to it. Sullivan & Cromwell, Reid & Priest LLP and Richards, Layton & Finger are hereby also authorized to rely upon this opinion in connection therewith as if it were addressed to them. This opinion is not being delivered, nor may it be relied upon, for any other purpose; this opinion is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Securities or the Subordinated Securities or any other party to which it is not specifically addressed or to which reliance is not expressly permitted hereby; and this opinion is not to be used, delivered, circulated, quoted or otherwise referred to except as expressly permitted hereby.

               This opinion is given as of the date hereof, without any obligation upon us to update this opinion or to advise the addressees hereof or any other party of any changes in circumstances or laws that may hereafter be brought to our attention or occur which may affect this opinion.

                                           Very truly yours,

                                           PAINE, HAMBLEN, COFFIN,
                                           BROOKE & MILLER LLP

                                                                  EXHIBIT 2




                         FORM OF OPINION OF REID & PRIEST LLP

                                   __________, 199_


          [Names and Addresses of Underwriters]

          Dear Sirs:

                    This  opinion is  being  delivered to  you pursuant  to
          Section 6(d) of the Underwriting Agreement, dated __________, 1996 (the "Underwriting Agreement"), among you as Representative of the Underwriters and The Washington Water Power Company, a Washington corporation (the "Company"), and Washington Water Power Capital I, a statutory business trust created under the Business Trust Act of the State of Delaware (the "Trust"), relating to (i) the issuance and sale by the Trust to you of $____________ in aggregate liquidation amount, __% Trust Originated Preferred Securities (liquidation amount of $25 per Preferred Security) (the "Preferred Securities"), guaranteed pursuant to the Preferred Securities Guarantee Agreement, dated as of _________, by and between the Company, as guarantor, and Wilmington Trust Company, as preferred guaranty trustee, and (ii) the issuance and sale by the Company to the Trust of $__________ in aggregate principal amount of Junior Subordinated Deferrable Interest Debentures, ___% Series due _____________ (the "Subordinated Debt Securities"), to be issued under an Indenture, dated as of _________, by and between the Company and Wilmington Trust Company, as trustee (the "Debt Trustee").

                    Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Underwriting Agreement. The Declaration, the Indenture (including the Officer's Certificate establishing the terms of the Subordinated Debt Securities), the Subordinated Debt Securities and the Guarantee Agreements are sometimes collectively referred to herein as the "Company Documents".

                    In connection with rendering this opinion, we have examined, or are generally familiar with, the following: (a) the Restated Articles of Incorporation, as amended, and the Bylaws, as amended, of the Company; (b) the Underwriting Agreement; (c) the Company Documents; (d) the Preferred Securities; (e) the
          Common Securities; (f) the Registration Statement for the registration under the Securities Act of 1933, as amended (the "Act"), of $150,000,000 in aggregate amount of the Trust's and the Company's securities and for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Indenture, the Declaration and the Guarantees, which registration statement became effective on __________; (g) the Prospectus filed with the SEC pursuant to Rule 424 under the Act ; and (h) the records of various corporate and other proceedings relating to the authorization of the Company Documents. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the certificates evidencing the Preferred Securities, except a specimen thereof.

                    As to various questions of fact (but not as to the legal conclusions contained therein) material to the opinions set forth below, in rendering such opinions we have relied, with your permission, upon certificates of public officials, certificates of officers or other employees of the Company, representations of the Company and the Trust in the Underwriting Agreement, and other oral or written assurances by officers or other employees of the Company. We do not serve as counsel to direct or indirect subsidiaries or affiliates of the Company, and, as to various questions relating to the activities of such subsidiaries and affiliates, we have further relied upon certificates of officers thereof and opinions of counsel thereto.

                    We have assumed, consistent with the opinion of even date herewith rendered to you by Paine, Hamblen, Coffin, Brooke & Miller LLP, that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington and is duly qualified to do business and in good standing as a foreign corporation under the laws of the States of California, Idaho, Montana and Oregon, and has adequate corporate powers to execute and deliver the Underwriting Agreement and the Company Documents; that the Underwriting Agreement and the
          Company Documents have been duly authorized, executed and delivered by the Company; and that all approvals, authorizations, consents, other orders or filings required under the laws of the States of Washington, California, Idaho, Montana and Oregon in order for the Company Documents to constitute valid and binding obligations of the Company have been obtained. We have further assumed, consistent with the opinion of even date herewith rendered to you by Richards, Layton & Finger, that the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, with trust power and authority for the execution, delivery and performance of its obligations under the Underwriting Agreement and the issuance and performance of its obligations under the Preferred Securities and the Common Securities; that the execution, delivery and performance of the of the Underwriting Agreement have been duly authorized by the Trust; that the Preferred Securities and the Common Securities have been duly authorized by the Declaration, and are duly and validly issued and, subject to the qualifications set forth in said opinion, are fully paid and nonassessable undivided beneficial interests in the Trust and are entitled to the benefits of the Declaration; and that no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or agency is required in connection with the issuance and sale by the Trust of the Preferred Securities or the Common Securities.

                    Based   upon  the   foregoing,  and   subject  to   the
          qualifications set forth herein, we are of the opinion that:

                    [1]  the  Indenture has  been duly qualified  under the
               Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable against the Company in
               accordance  with  its  terms,   except  to  the  extent  the
               enforcement of the Indenture may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

                    [2]  the  Subordinated  Debt   Securities,  when   duly
               authenticated and delivered by the Debt Trustee in accordance with the Indenture and issued, delivered and paid for pursuant to the Declaration, will be duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, in the form contemplated by and entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, except to the extent the enforcement of the Subordinated Debt Securities may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Subordinated Debt Securities conform in all material respects to the description thereof contained in the Prospectus;

                    [3]  the Declaration has been  duly qualified under the
               Trust Indenture Act, and the Declaration conforms in all material respects to the description thereof in the Prospectus;

                    [4]  the Preferred Securities and the Common Securities
               conform in all material respects to the descriptions thereof in the Prospectus;

                    [5]  each of the  Guarantee Agreements, assuming in the
               case of the Preferred Securities Guarantee Agreement due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, constitute valid and legally binding instruments, enforceable against the Company in accordance with its terms, except to the extent enforcement of the Guarantee Agreements may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; each of the Guarantees and the Guarantee Agreements conform in all material respects to the descriptions thereof contained in the Prospectus; and the Preferred Securities Guarantee has been duly qualified under the Trust Indenture Act;

                    [6]  the execution,  delivery  and performance  by  the
               Company of its obligations under the Underwriting Agreement and the Company Documents and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder will not (A) conflict with the Company's Restated Articles of Incorporation, as amended, or Bylaws, as amended, or (B) result in the breach or violation of any terms or provisions of, or constitute a default under, (i) the Company's Mortgage and Deed of Trust dated as of June 1, 1939, to Citibank, N.A., as trustee, (ii) the Indenture, dated as of July 1, 1988, of the Company to Chemical Bank, (iii) the Lease Agreement, dated as of December 15, 1986, between the Company and IRE-4 of New York, Inc. and all agreements of the Company associated therewith, (iv) the Loan Agreement, dated as of October 1, 1989, between the Company and the City of Forsyth, Rosebud County, Montana, and all agreements of the Company associated therewith, (v) the Trust Company Agreement, dated as of November 21, 1990, between the Company and Bankers Trust Company, and all agreements of the Company associated therewith or (vi) the Agreement for Lease and the Lease Agreement, each dated as of February 26, 1993, between the Company and WP Funding, Limited Partnership, and all agreements of the Company associated therewith;

                    [7]  no approval, authorization, consent or other order
               of, or filing with, any governmental agency of the State of New York or of the United States of America is required under the respective laws of such jurisdictions in order for
               (A) the Company Documents to constitute valid and binding obligations of the Company and (B) the Preferred Securities and the Common Securities to constitute valid and binding obligations of the Trust;

                    [8]  None of  the Offerors is and,  after giving effect
               to the offering and sale of the Preferred Securities, will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                    [9]  the Registration Statement and  Prospectus (except
               the financial statements and other financial and statistical data contained therein and any information furnished to the Company by the Underwriters expressly for use therein, upon which we do not pass) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the applicable instructions, rules and regulations promulgated thereunder; the Registration Statement has become effective under the Act and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act; and

                    [10] the statements  made in the  Prospectus under  the
               caption "Certain United States Federal Income Tax Considerations" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein; and the statements made in the Prospectus under the caption "Effect of Obligations under the Subordinated Debt Securities and the Guarantee" fairly present the information purported to be given.

                    We have acted as counsel to the Company primarily with respect to general compliance with the federal securities laws and specific financing and other corporate transactions. Our engagement regarding such compliance was limited to advising the Company as to the requirements of such laws and the rules and regulations of the SEC thereunder, assisting the Company in the assessment of the materiality of particular matters brought to our attention and generally reviewing, with a view toward such compliance, drafts prepared by the Company of the documents incorporated by reference into the Registration Statement and the Prospectus. We have not acted as general counsel to the Company and have not, except for specific purposes, attended meetings of the Board of Directors of the Company, or committees thereof, or of officers of the Company; nor have we otherwise been in a position to become aware of matters not specifically brought to our attention by officers or other employees of, or other counsel to, the Company.

                    Accordingly, in the course of the preparation by the Company of the Registration Statement and the Prospectus, we participated in conferences with certain officers and other employees of the Company, with other counsel for the Company, with you and  your counsel, and  with Deloitte & Touche  LLP, the independent certified public accountants who examined the financial statements included in the Registration Statement and the Prospectus, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement or the Prospectus, and we take no responsibility therefor, except insofar as such information relates to us and as set forth in paragraphs (1) through (5) and (10) above.

                    The nature and extent of our engagement by the Company and our participation in the preparation of the Registration Statement and the Prospectus, as described above, would not necessarily be adequate to bring to our attention all matters which could be deemed material or to enable us to make a valid assessment of the materiality of such matters as were brought to our attention.

                    However, during the course of our examination of the Registration Statement and the Prospectus, and our participation in the above-mentioned conferences, nothing came to our attention which gives us reason to believe that (A) when the Registration Statement became effective, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus, as then amended or supplemented, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief as to any financial statements or other financial or statistical information, data or computations contained in the Registration Statement or the Prospectus or as to any statements contained in the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act with respect to the Debt Trustee, the Institutional Trustee and the Guarantee Trustee; or
          (B) there exist any material contracts which are required to be filed as exhibits to the Registration Statement which have not been so filed.

                    The opinions enumerated above are limited to the laws of the State of New York and the federal law of the United States of America (excluding therefrom principles of conflicts of laws and state securities or blue sky laws). To the extent that such opinions relate to or are dependent upon matters governed by the laws of other States, they are based upon the assumptions set forth above or otherwise upon the legal conclusions set forth in the aforesaid opinions of Paine, Hamblen, Coffin, Brooke & Miller LLP and Richards, Layton & Finger. For purposes of the opinion expressed in Paragraph 6 above, we have assumed that any document referred to therein which is not stated to be governed by the law of the State of New York would be enforced as written.

                    Wilmington Trust Company, as Debt Trustee under the Indenture, is hereby authorized to rely upon this opinion in connection therewith as if it were addressed to it. This opinion is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Securities or the Subordinated Debt Securities or any other party to which it is not specifically addressed or to which reliance is not expressly permitted hereby.


                                             Very truly yours,



                                             REID & PRIEST LLP

                                                                EXHIBIT 3


                    [FORM OF OPINION OF RICHARDS, LAYTON & FINGER]


                                                  ___________, 199__




          [Names and Addresses of Underwriters]

                    Re:  Washington Water Power Capital I
                         --------------------------------

          Ladies and Gentlemen:

                    We have acted as special Delaware counsel for The Washington Water Power Company, a Washington corporation ("WWP"), and Washington Water Power Capital I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                    For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                    (a) The Certificate of Trust of the Trust, dated as of November 4, 1996 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November 4, 1996;

                    (b) The Declaration of Trust of the Trust, dated as of November 4, 1996, between WWP, as Sponsor, and the trustees of the Trust named therein;

                    (c) The Amended and Restated Declaration of Trust of the Trust, dated as of --------------, 199--
                         (including Annex I and Exhibits A-1 and A-2 thereto) (the "Declaration"), among WWP, as Sponsor, the trustees of the Trust named therein (collectively, the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

                    (d) The Underwriting Agreement, dated ------------, 199_ (the "Underwriting Agreement"), among the Trust, WWP and ----------, as Representative of the several underwriters named in Schedule A thereto (the "Underwriters");

                    (e) The Prospectus, dated ------------, 199-- (the "Prospectus"), and the Prospectus Supplement, dated ---------, 199-- (the "Prospectus Supplement"), relating to the ----% Trust Originated Preferred Securities, Series A of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

                    (f)  A  Certificate of  Good  Standing  for the  Trust,
                         dated  -------------,  199--  obtained   from  the
                         Secretary of State.

                    Initially  capitalized  terms   used  herein  and   not
          otherwise defined are used as defined in the Declaration.

                    For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                    With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                    For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of each natural person who is a party to the documents examined by us, (iv) except to the extent provided in paragraph 4 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph 5 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (the "Preferred Security Holders") of a Preferred Securities Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Declaration, and as described in the Prospectus and the Prospectus Supplement, (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration, and as described in the Prospectus and the Prospectus Supplement,
          (viii) the receipt by the Person (the "Common Security Holder") to whom a --% Common Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Security" and collectively, the "Common Securities") (the Preferred Securities and the Common Securities being hereinafter collectively referred to as the "Trust Securities") is to be issued by the Trust of a Common Securities Certificate for such Common Security and the payment for the Common Security acquired by it, in accordance with the Declaration, and as described in the Prospectus and the Prospectus Supplement, (ix) that the Common Securities are issued and sold to the Common
          Security Holder in accordance with the Declaration, and as described in the Prospectus and the Prospectus Supplement, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State) or employees in the State of Delaware, and (xi) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of the Prospectus or the Prospectus Supplement and assume no responsibility for their contents.

                    This opinion is  limited to  the laws of  the State  of
          Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                    Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                    1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                    2. Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Prospectus and the Prospectus Supplement.

                    3. The Declaration constitutes a valid and binding obligation of WWP and the Trustees, and is enforceable against WWP and the Trustees, in accordance with its terms.

                    4. Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, the Underwriting Agreement, and (ii) to issue and perform its obligations under the Trust Securities.

                    5. Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                    6.   The Preferred Securities have been duly authorized
          by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement Preferred Securities Certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration.

                    7. Under the Delaware Business Trust Act, the certificate attached to the Declaration as Exhibit A-1 is an appropriate form of certificate to evidence ownership of the Preferred Securities.

                    8. The Common Securities have been duly authorized by the Declaration and are duly and validly issued undivided beneficial interests in the assets of the Trust.

                    9. Under the Delaware Business Trust Act and the Declaration, the issuance of the Trust Securities is not subject to preemptive rights.

                    10. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Declaration, or (ii) any applicable Delaware law or administrative regulation.

                    11. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Trust Securities.

                    12. Neither the issuance and sale by the Trust of the Trust Securities, nor the performance by the Trust of the Underwriting Agreement requires the filing with any court, governmental authority or agency under the laws of the State of Delaware, except for the filing of the Certificate which has been duly effected.

                    13. The Preferred Security Holders (other than those Preferred Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                    The opinion expressed in paragraph 3 above is subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally,
          (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                                  Very truly yours,

                                                                  EXHIBIT 4


                    [FORM OF OPINION OF RICHARDS, LAYTON & FINGER]


                                             -------------, 199--



          [Names and Addresses of Underwriters]





               Re:  Washington Water Power Capital I
                    --------------------------------

          Ladies and Gentlemen:

                    We have acted as counsel to Wilmington Trust Company, a Delaware banking corporation ("Wilmington Trust"), in connection with the transactions contemplated by (i) the Amended and Restated Declaration of Trust, dated as of -------------, 199-- (the "Declaration"), among The Washington Water Power Company, a Washington corporation ("WWP"), Wilmington Trust, as Institutional Trustee and Delaware Trustee, the regular trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of Washington Water Power Capital I, a Delaware business trust (the "Trust"), (ii) the Indenture, dated as of ------------, 199-- (the "Indenture"), between WWP and Wilmington Trust, as trustee, and (iii) the Preferred Securities Guarantee Agreement, dated as of ----------, 199-- (the "Preferred Securities Guarantee"), between WWP and Wilmington Trust, as trustee. This opinion is being furnished to you pursuant to Section 6(f) of the Underwriting Agreement, dated ------------, 199-- (the "Underwriting Agreement"), among WWP, the Trust and Merrill Lynch & Co., individually and as Representative of the several Underwriters named in Schedule A to the Underwriting Agreement. Capitalized terms used herein and not otherwise defined are used as defined in the Declaration, except that reference herein to any document shall mean such document as in effect on the date hereof.

                    We have examined originals or copies of the Declaration, the Preferred Securities Guarantee and the Indenture. We have also examined originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of Wilmington Trust as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the documents referred to in this paragraph.

                    Based upon the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

                    1. Wilmington Trust is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

                    2. Wilmington Trust has the power and authority to execute, deliver and perform its obligations under the Declaration, the Indenture and the Preferred Securities
          Guarantee.

                    3. Each of the Declaration, the Indenture and the Preferred Securities Guarantee has been duly authorized, executed and delivered by Wilmington Trust and constitutes a legal, valid and binding obligation of Wilmington Trust, enforceable against Wilmington Trust in accordance with its terms.

                    4. The execution, delivery and performance by Wilmington Trust of the Declaration, the Indenture and the Preferred Securities Guarantee do not conflict with or constitute a breach of the charter or by-laws of Wilmington Trust.

                    5. No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust is required for the execution, delivery or performance by Wilmington Trust of the Declaration, the Indenture and the Preferred Securities Guarantee.

                    The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

                    A. We are admitted to practice law in the State of Delaware and we do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of Wilmington Trust (except that we express no opinion with respect to (i) state securities or blue sky laws and (ii) federal securities laws, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended), and we have not considered and express no opinion on the laws, rules and regulations of any other jurisdiction. Insofar as the foregoing opinions relate to the validity and enforceability of the Indenture and the Preferred Securities Guarantee expressed to be governed by the laws of the State of New York, we have assumed that such document is legal, valid, binding and enforceable in accordance with its terms under such laws (as to which we express no opinion).

                    B. The foregoing opinions regarding enforceability are subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent transfer and similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    C. We have assumed the due authorization, execution and delivery by each of the parties thereto, other than Wilmington Trust, of each of the Declaration, the Indenture and the Preferred Securities Guarantee and that each of such parties has the power and authority to execute, deliver and perform each such document.

                    D. We have assumed that all signatures on documents examined by us are genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with the originals, which facts we have not independently verified.

                    E. We express no opinion as to the creation, attachment, perfection or priority of any mortgage or security interest or the nature or validity of title to any property.

                    F. We have not participated in the preparation of any offering materials with respect to the Securities and we assume no responsibility for their contents.

                    This opinion may be relied upon by you in connection with the matters set forth herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                                  Very truly yours,

                                                                  EXHIBIT 5


                      [CONTENTS OF LETTER OF DELOITTE & TOUCHE]

                    The letter of Deloitte & Touche will state in effect that:

                    (1) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations.

                    (2) In their opinion, the financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the Rules and Regulations.

                    (3) On the basis of procedures referred to in such letter, including a reading of the latest available minutes of the Board of Directors of the Company and a reading of the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

                    (a) the unaudited income statement and balance sheet amounts, if any, included in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements incorporated by reference in the Prospectus;

                    (b) the unaudited condensed financial statements included in the Company's Quarterly Reports on Form 10-Q, if any, incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder applicable to reports on Form 10-Q or are not in conformity with generally accepted accounting principles on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Prospectus;

                    (c) at the date of the latest available internal balance sheet of the Company, there was any change in the capital stock, notes payable or long-term debt or any decrease in the net assets of the Company, or, at a subsequent specified date not more than five days prior to the date of such letter, there was a change in the capital stock, notes payable or long-term debt of the Company, in each case as compared with the amounts shown in the most recent balance sheet of the Company incorporated by reference in the Prospectus, except for (i) increases in capital stock resulting from the issuance of shares pursuant to employee benefit plans and the Company's Dividend Reinvestment and Stock Purchase Plan, (ii) decrease in long-term debt resulting from amortization of debt premium or increases in long-term debt premium or increases in long-term debt resulting from draw-downs of funds held in trust,
               (iii) decreases in net assets resulting from the declaration of dividends, (iv) changes or decreases which the Prospectus discloses have occurred or may occur and (v) such other changes or decreases as may be set forth in such letter; or

                    (d) at the date of the latest available internal balance sheet of the Company, there was any decrease, as compared with the most recent twelve-month period for which operating revenues and net income are included or incorporated by reference in the Prospectus, in such amounts, except in all cases for changes or decreases which the Prospectus discloses have occurred or may occur or as may be set forth in set letter.

                    (4) In addition to their examination referred to in their report in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information, (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company) which appear (i) in the Prospectus under the caption "The Washington Water Power Company Selected Historical Financial Information" and (ii) in the Company's annual report on Form 10-K for its most recent fiscal year in Item 1, "Business", Item 6, "Selected Financial Data" and Item 7 "Managements's Discussion and Analysis of Financial Condition and Results of Operations" and have found such dollar amounts, percentages and financial information to be in agreement with the accounting records of the Company.